UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2015

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On February 5, 2015, Ryder System, Inc. (the “Company”) announced that Cristina Gallo-Aquino, the Company’s current Vice President, Controller and Chief Accounting Officer, will be appointed Vice President and Chief Financial Officer of the Company’s Fleet Management Solutions business. The Company has begun the process to identify qualified candidates to fill the position, and Ms. Gallo-Aquino will remain in her current role until a new Vice President, Controller and Chief Accounting Officer is named.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC.

Date: February 6, 2015	By:	/s/ Art A. Garcia
	Name:	Art A. Garcia
	Title:	Executive Vice President and Chief Financial Officer